GRAND PRIX FUNDS, INC.

Supplement to Statement of Additional Information dated
                   November 30, 1998


Investment Advisor

     The first sentence in the fourth paragraph on page
8 should be amended to replace 1.65% with 1.72% and December 31, 1998 with October 31, 1999. Accordingly, this sentence should read as follows: "The Advisor has agreed to limit the total operating expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.72% of the Fund's average net assets until October 31, 1999."

Fund Transactions and Brokerage

     The second sentence in the fourth paragraph on page 9 should be amended to replace 500% with 600%.
Accordingly, this sentence should read as follows:
"The Fund anticipates that its annual portfolio turnover rate will be between 300% and 600% but generally will not exceed 800%."

Custodian, Transfer Agent and Dividend-Disbursing Agent

     The name of the Fund's transfer agent and dividend-disbursing agent on page 9 should be changed from Sunstone Investor Services, LLC to Sunstone Financial
Group, Inc.

                 ____________________

This Supplement should be retained with your Statement of Additional Information for future reference.

 The date of this Statement of Additional Information
           Supplement is December 31, 1998.